EXECUTION COPY

INTERCREDITOR AGREEMENT

Among

LEXINGTON REALTY TRUST,

LEPERCQ CORPORATE INCOME FUND L.P.,

LEPERCQ CORPORATE INCOME FUND II L.P.,

the other GRANTORS party hereto,

KEYBANK NATIONAL ASSOCIATION,
as the Authorized Representative for the Credit Agreement Secured Parties,

and

WELLS FARGO BANK, NATIONAL ASSOCATION
as the Authorized Representative for the Term Loan Agreement Secured Parties,

Dated as of January 13, 2012

INTERCREDITOR AGREEMENT, dated as of January 13, 2012 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LEPERCQ Fund”), and LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware (“LEPERCQ Fund II”; together with the Trust and LEPERCQ Fund, each individually a “Borrower” and collectively, the “Borrowers”), the other GRANTORS (as defined below) party hereto, KEYBANK NATIONAL ASSOCIATION, as the Authorized Representative for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authorized Representative for the Term Loan Agreement Secured Parties (in such capacity, the “Term Loan Agreement Collateral Agent”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent, for itself and on behalf of its Related Secured Parties and the Term Loan Agreement Collateral Agent, for itself and on behalf of its Related Secured Parties, agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or the Term Loan Agreement, as applicable, or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Authorized Representatives” means the Credit Agreement Collateral Agent and the Term Loan Agreement Collateral Agent.

“Authorized Representative Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I hereto, appropriately completed.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.06.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” and “Borrowers” have the meaning assigned to such term in the preamble hereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Class”, when used in reference to (a) any Obligations, refers to whether such Obligations are the Credit Agreement Obligations or the Term Loan Agreement Obligations, (b) any Authorized Representative, refers to whether such Authorized Representative is the Credit Agreement Collateral Agent or the Term Loan Agreement Collateral Agent, (c) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties or the Term Loan Agreement Secured Parties and/or (d) any Credit Documents, refers to whether such Credit Documents are the Credit Agreement Documents or the Term Loan Documents.

“Collateral” means all assets of any Borrower or any of the other Grantors now or hereafter subject to a Lien created pursuant to any Security Document to secure any Obligations.

“Credit Agreement” means the Amended and Restated Credit Agreement, dated as of January 13, 2012, among the Borrowers, the several banks and other financial institutions or entities from time to time parties thereto and KeyBank National Association, as agent.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Credit Agreement Collateral Agreement” has the meaning assigned to the term “Pledge Agreement” under the Credit Agreement.

“Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” under the Credit Agreement.

“Credit Agreement Obligations” has the meaning assigned to the term “Secured Obligations” under the Credit Agreement Collateral Agreement.

“Credit Agreement Secured Parties” has the meaning assigned to the term “Secured Parties” under the Credit Agreement Collateral Agreement.

 “Credit Documents” means, collectively, (a) the Credit Agreement Documents, (b) the Term Loan Debt Documents, and (c) this Agreement.

“Default” means a “Default” (or a similar event, however denominated) as defined in any Credit Document.

“DIP Financing” has the meaning assigned to such term in Section 2.06.

“DIP Financing Liens” has the meaning assigned to such term in Section 2.06.

“DIP Lenders” has the meaning assigned to such term in Section 2.06.

“Discharge” means, with respect to any Shared Collateral and Obligations of any Class, the date on which Obligations of such Class are no longer secured by Liens on such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Event of Default” means an “Event of Default” (or a similar event, however denominated) as defined in any Credit Document.

“Excluded Cash Collateral” means any Collateral in the form of one or more Deposit Accounts or Securities Accounts, and all Financial Assets or other funds held in or credited to any such Deposit Account or Securities Account, all Security Entitlements in respect thereof and all Proceeds of any of the foregoing, in each case in which a security interest has been granted by any Borrower or any other Grantor to secure Credit Agreement Obligations consisting of obligations in respect of Letters of Credit pursuant to Section 2.13 of the Credit Agreement (or any equivalent successor provision) or on account of any Defaulting Lender’s obligations in respect of Letters of Credit. For purposes hereof, the terms “Deposit Accounts”, “Securities Accounts”, “Financial Assets”, “Security Entitlements” and “Proceeds” have the meaning assigned thereto in the New York UCC.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II hereto, appropriately completed.

“Grantors” means, at any time each Borrower and each Subsidiary that, at such time, has granted a security interest in any of its assets pursuant to any Security Document to secure any Obligations of any Class. The Persons that are Grantors on the date hereof are set forth on Schedule 1 hereto.

“Impairment” has the meaning assigned to such term in Section 2.02.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against any Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshaling of the assets or liabilities of any Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to any Borrower or any other Grantor or any similar case or proceeding relative to any Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshaling of assets or liabilities or other winding up of or relating to any Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of any Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.02.

“Intervening Lien” has the meaning assigned to such term in Section 2.02.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Mortgaged Property” means any parcel of real property and improvements thereto that constitute Shared Collateral.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (a) all the Credit Agreement Obligations and (b) all the Term Loan Agreement Obligations.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Possessory Collateral” means any Shared Collateral in the possession of the Credit Agreement Collateral Agent (or its agents or bailees) or any successor Credit Agreement Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any “Certificated Securities”, “Promissory Notes” and “Instruments” (as such terms are defined under the New York UCC), in each case, delivered to or in the possession of the Credit Agreement Collateral Agent (or its agents or bailees) under the terms of the applicable Security Documents.

“Proceeds” has the meaning assigned to such term in Section 2.01(b).

“Refinance” means, in respect of the Obligations of either Class, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such Obligations (in whole or in part), in each case, whether by adding or replacing lenders, creditors, agents, borrowers, guarantors or otherwise and including any of the foregoing effected through any credit agreement, indenture or other agreement or instrument or after the original instrument giving rise to such indebtedness has been terminated but excluding any of the foregoing that constitute mezzanine financing or indebtedness of a Subsidiary that is secured by a mortgage on real property of such Subsidiary and the proceeds of which are not to be used to fund the general corporate requirements of the Trust and its Subsidiaries. “Refinanced” and “Refinancing” have correlative meanings.

“Refinancing Debt Documents” means the indentures or other agreements under which Obligations of either Class are issued or incurred in connection with a Refinancing, and all other notes, instruments, agreements and other documents evidencing or governing the Obligations of such Class or providing any guarantee, Lien or other right in respect thereof.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates, partners, directors, agents and employees.

“Related Secured Parties” means, with respect to the Authorized Representative of either Class, the Secured Parties of such Class.

“Responsible Officer” means, with respect to the Borrower Representative, any individual holding the position of chief executive officer or chief financial officer.

“Secured Parties” means (a) the Credit Agreement Secured Parties and (b) the Term Loan Agreement Secured Parties.

“Security Documents” means the Credit Agreement Collateral Agreement and the Term Loan Collateral Agreement, and each other agreement entered into for the purpose of securing Obligations of either Class with any Shared Collateral.

“Shared Collateral” means, at any time, Collateral on which each of the Credit Agreement Collateral Agent and the Term Loan Agreement Collateral Agent shall have at such time a valid and perfected Lien for the benefit of the Credit Agreement Secured Parties and the Term Loan Agreement Secured Parties, respectively; provided that, for the avoidance of doubt, Excluded Cash Collateral shall not constitute Shared Collateral.

“Successor Authorized Representative” has the meaning assigned to that term in Article VI.

“Term Loan Agreement” means the Term Loan Agreement, dated as of January 13, 2012, among the Borrowers, the financial institutions party thereto, Wells Fargo Bank, National Association, as the agent, and the other parties thereto.

“Term Loan Agreement Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Term Loan Agreement Secured Parties” has the meaning assigned to the term “Secured Parties” under the Term Loan Collateral Agreement.

“Term Loan Collateral Agreement” has the meaning assigned to the term “Pledge Agreement” under the Term Loan Agreement.

“Term Loan Debt Documents” has the meaning assigned to the term “Loan Documents” under the Term Loan Agreement.

“Term Loan Obligations” has the meaning assigned to the term “Secured Obligations” in the Term Loan Collateral Agreement.

SECTION 1.02. Terms Generally. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The use herein of the word “include” or “including” shall be deemed to be followed by “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement (including this Agreement), instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to any Article, Section or Exhibit shall be to an Article, a Section or an Exhibit, as the case may be, hereof unless otherwise specifically provided and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03. Concerning the Authorized Representatives. (a) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Credit Agreement Collateral Agent, whether on behalf of itself or any other Credit Agreement Secured Party, is made in reliance on the authority granted to the Credit Agreement Collateral Agent and the Agent under (and as defined in) the Credit Agreement. It is understood and agreed that the Credit Agreement Collateral Agent and the Agent under the Credit Agreement shall not be responsible for or have any duty to ascertain or inquire into whether any other Credit Agreement Secured Party is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Credit Agreement Collateral Agent for any failure of any other Credit Agreement Secured Party to comply with the terms hereof or for any other Credit Agreement Secured Party taking any action contrary to the terms hereof.

(b) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Term Loan Agreement Collateral Agent, whether on behalf of itself or any other Term Loan Agreement Secured Party, is made in reliance on the authority granted to the Term Loan Agreement Collateral Agent and the Agent under (and as defined in) the Term Loan Agreement. It is understood and agreed that the Term Loan Agreement Collateral Agent and the Agent under (and as defined in) the Term Loan Agreement shall not be responsible for or have any duty to ascertain or inquire into whether any other Term Loan Agreement Secured Party is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Term Loan Agreement Collateral Agent for any failure of any other Term Loan Agreement Secured Party to comply with the terms hereof or for any other Term Loan Agreement Secured Party taking any action contrary to the terms hereof.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Equal Priority. (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing Obligations of either Class, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.02), each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that valid and perfected Liens on any Shared Collateral securing Obligations of either Class shall be of equal priority with valid and perfected Liens on such Shared Collateral securing Obligations of the other Class.

(b) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any Credit Document to the contrary (but subject to Section 2.02), if (i) an Event of Default shall have occurred and is continuing and an Authorized Representative or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Shared Collateral, (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding or (iii) such Authorized Representative or any of its Related Secured Parties receives any payment in respect of any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Authorized Representative or any of its Related Secured Parties, as the case may be, on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Authorized Representative or any of its Related Secured Parties, as the case may be (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be:

(1) FIRST, applied to the payment of all amounts owing to such Authorized Representative (in its capacity as such) pursuant to the terms of any Credit Document, including all costs and expenses of such sale, collection or other realization, including expenses, liabilities and advances made or incurred by such Authorized Representative under any Credit Document in connection therewith, and all amounts for which such Authorized Representative (in its capacity as such) is entitled to indemnification under any Credit Document and to the payment of all costs and expenses paid or incurred by such Authorized Representative in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

(2) SECOND, allocated, as among Obligations of different Classes, to the payment in full of the Obligations of each Class secured by a valid and perfected Lien on such Shared Collateral (with the amount thereof allocated to the Obligations of any such Class to be determined on a pro rata basis based on the amount of the Obligations of such Class and the Obligations of all such Classes), in each case to be applied to the Obligations of each such Class in the manner set forth in the Credit Documents of such Class (and, pending such application, to be held by the Authorized Representative of such Class solely as collateral for the Obligations of such Class (it being understood and agreed that any amounts so held shall not constitute Shared Collateral for purposes hereof); and

(3) THIRD, after payment in full of all the Obligations, allocated to the Borrowers and the other Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

(c) It is acknowledged that the Obligations of a Class may, subject to the limitations set forth in the Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in paragraph (a) of this Section or the provisions of this Agreement defining the relative rights of the Secured Parties of the other Class.

(d) Notwithstanding anything in this Agreement or any Security Document to the contrary, Excluded Cash Collateral held by the Agent under (and as defined in) the Credit Agreement or the Credit Agreement Collateral Agent (i) pursuant to Section 2.13 of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in such Section of the Credit Agreement (or such successor provision) or (ii) on account of any Defaulting Lender’s obligations in respect of Letters of Credit shall be applied as provided in any arrangement entered into among the Borrowers and/or such Defaulting Lender in respect of such Excluded Cash Collateral.

SECTION 2.02. Impairments. It is the intention of the parties hereto that the Secured Parties of each Class (and not the Secured Parties of the other Class) bear the risk of (a) any determination by a court of competent jurisdiction that (i) any Obligations of such Class are unenforceable under applicable law or are subordinated to any other obligations (other than to any Obligations of the other Class), (ii) any Obligations of such Class do not have a valid and perfected Lien on any of the Collateral securing any Obligations of the other Class or (iii) any Person (other than any Authorized Representative or any Secured Party) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing Obligations of such Class, but junior to the Lien on such Shared Collateral securing any Obligations of the other Class (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”) and (b) the existence of any Collateral securing Obligations of the other Class that does not constitute Shared Collateral with respect to Obligations of such Class (any condition referred to in clause (a) or (b) with respect to Obligations of such Class being referred to as an “Impairment” of such Class); provided that the existence of any limitation on the maximum claim that may be made against any Mortgaged Property that applies to Obligations of both Classes shall not be deemed to be an Impairment of Obligations of either Class.. In the event an Impairment exists with respect to Obligations of a Class, the results of such Impairment shall be borne solely by the Secured Parties of such Class, and the rights of the Secured Parties of such Class (including the right to receive distributions in respect of Obligations of such Class pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Parties of such Class. In furtherance of the foregoing, in the event Obligations of a Class shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of Obligations of such Class. In addition, in the event the Obligations of a Class are modified pursuant to applicable law (including pursuant to Section 1129 of the Bankruptcy Code or any equivalent provision of, or order granted pursuant to, any other Bankruptcy Law), any reference to the Obligations of such Class or the Documents of such Class shall refer to such obligations or such documents as so modified.

SECTION 2.03. Actions with Respect to Shared Collateral; Prohibition on Certain Contests. (a) Notwithstanding anything to the contrary in the Credit Documents (other than this Agreement), (i) each Authorized Representative (or its agent) shall, and shall have the right to, exercise, or refrain from exercising, any rights, remedies and powers with respect to the Shared Collateral, including any action to enforce its security interest in or realize upon any Shared Collateral and any right, remedy or power with respect to any Shared Collateral under any intercreditor agreement (other than this Agreement), (ii) neither Authorized Representative shall be required to follow any instructions or directions with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from the other Authorized Representative (or any other Secured Party), it being understood and agreed that neither Authorized Representative shall be required to take any action that, in its opinion, could expose such Authorized Representative to liability or be contrary to any Credit Document (as modified by this Agreement) or applicable law, and (iii) neither Authorized Representative nor any other Secured Party shall instruct the other Authorized Representative to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, take any other action to enforce its security interest in or realize upon, or exercise any other right, remedy or power with respect to (including any right, remedy or power under any intercreditor agreement other than this Agreement) any Shared Collateral, whether under any Credit Document, applicable law or otherwise, it being agreed that each Authorized Representative and in accordance with the applicable Security Documents, shall be entitled to take any actions or exercise any such rights, remedies and powers with respect to Shared Collateral. Neither Authorized Representative nor any of its Related Secured Parties will contest, protest or object to any foreclosure proceeding or action brought by the other Authorized Representative or any of its Related Secured Parties, or any other exercise by the other Authorized Representative or any of its Related Secured Parties of any rights, remedies or powers with respect to the Shared Collateral in accordance with the applicable Security Documents. Nothing in this paragraph shall be construed to limit the rights and priorities of either Authorized Representative or any other Secured Party with respect to any Collateral not constituting Shared Collateral.

(b) Each of the Authorized Representatives agrees that it will not accept any Lien on any asset of any Borrower or any Subsidiary securing Obligations of either Class for the benefit of any Secured Party of such Class other than pursuant to the Security Documents, except (i) any Liens on Excluded Cash Collateral created pursuant to Section 2.13 of the Credit Agreement (or any equivalent successor provision) or pursuant to any arrangement entered into among the Borrowers and/or any Defaulting Lender in respect of such Excluded Cash Collateral, (ii) any funds deposited for the discharge or defeasance of Obligations of such Class and (iii) any rights of set-off created under the Credit Documents of such Class or under any applicable law.

(c) Each of the Authorized Representatives agrees, for itself and on behalf of its Related Secured Parties, that neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) challenge or contest, or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity, attachment, creation, perfection, priority or enforceability of a Lien held by or on behalf of any other Authorized Representative or any of its Related Secured Parties in all or any part of the Collateral, (ii) the validity, enforceability or effectiveness of any Obligation of either Class or any Security Document of either Class or (iii) the validity, enforceability or effectiveness of the priorities, rights or duties established by, or other provisions of, this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Authorized Representative or any of its Related Secured Parties to enforce this Agreement.

SECTION 2.04. No Interference; Payment Over. (a) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that (i) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) take or cause to be taken any action the purpose of which is, or could reasonably be expected to be, to interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of any Shared Collateral by the other Authorized Representative, (ii) neither such Authorized Representative nor its Related Secured Parties shall have any right to (A) direct the other Authorized Representative or any other Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the other Authorized Representative or any other Secured Party of any right, remedy or power with respect to any Shared Collateral, (iii) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) institute any suit or proceeding, or assert in any suit or proceeding any claim, against the other Authorized Representative or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and no Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by such Authorized Representative or such other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, and (iv) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) seek to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.

(b) Each Authorized Representative, on behalf of itself and its Related Secured Parties, agrees that if such Authorized Representative or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)) at any time prior to the Discharge of the Obligations of the other Class, (i) such Authorized Representative or its Related Secured Party, as the case may be, shall promptly inform the other Authorized Representative thereof, (ii) such Authorized Representative or its Related Secured Party shall hold such Shared Collateral or Proceeds in trust for the benefit of the Secured Parties of each Class entitled thereto pursuant to Section 2.01(b), (iii) with respect to any such Shared Collateral, if in the possession of an Authorized Representative, such Authorized Representative shall comply with Section 2.10, and if in the possession of any other Secured Party, such Secured Party shall transfer such Shared Collateral to the Credit Agreement Collateral Agent, (iv) such Related Secured Party shall promptly transfer any such Proceeds to its respective Authorized Representative for distribution in accordance with Section 2.01(b) and (v) such Authorized Representative shall promptly transfer any such Proceeds in accordance with Section 2.01(b).

SECTION 2.05. Automatic Release of Liens; Amendments to Security Documents. (a) If at any time an Authorized Representative forecloses upon or otherwise exercises rights, remedies and powers against any Shared Collateral resulting in a disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens on such Shared Collateral in favor of each Authorized Representative, for the benefit of its Related Secured Parties, will automatically be released and discharged; provided that any Proceeds realized therefrom shall be applied pursuant to Section 2.01(b).

(b) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such consents, confirmations, authorizations and other instruments as shall reasonably be requested by the other Authorized Representative to evidence and confirm any release of Shared Collateral or amendment or modification to any Security Document provided for in this Section.

SECTION 2.06. Certain Agreements with Respect to Bankruptcy and Insolvency Proceedings. The Authorized Representative of each Class, for itself and on behalf of its Related Secured Parties, agrees that, if any Borrower or any other Grantor shall become subject to a case or proceeding (a “Bankruptcy Case”) under the Bankruptcy Code or any other Bankruptcy Law and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of, or order granted pursuant to, any other Bankruptcy Law, or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Authorized Representative, for itself and on behalf of its Related Parties, shall have the right to approve or oppose any such financing or to the Liens or court ordered charges, if applicable, on the Shared Collateral securing any such financing (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of either Class of Secured Parties, each Secured Party of the other Class will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Secured Parties to which the DIP Financing Liens are senior (other than any Liens of either Class of Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Obligations of either Class of Secured Parties, each Secured Party of the other Class of Secured Parties will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Secured Parties of such Class retain the benefit of their Liens on all such Shared Collateral subject to the DIP Financing Liens, including proceeds thereof arising after the commencement of the Bankruptcy Case, with such Liens having the same priority with respect to Liens of the Secured Parties of any other Class (other than any Liens of the Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Secured Parties of such Class are granted Liens on any additional collateral provided to the Secured Parties of any other Class as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with such Liens having the same priority with respect to Liens of the Secured Parties of any other Class (other than any Liens of the Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case and (C) if any amount of such DIP Financing or cash collateral is applied to repay any Obligations, such amount is applied in accordance with Section 2.01(b); provided that the Secured Parties of each Class shall have a right to object to the grant, as security for the DIP Financing, of a Lien on any Collateral subject to Liens in favor of the Secured Parties of such Class or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that any Secured Party receiving adequate protection granted in connection with the DIP Financing or such use of cash collateral shall not object to any other Secured Party receiving adequate protection comparable to any such adequate protection granted to such Secured Party. Notwithstanding the provisions of Section 2.01 and this Section, (1) if the Secured Parties of a Class are granted adequate protection in the form of periodic payments in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection shall be for the account of the Secured Parties of such Class and (2) no Secured Party of a Class shall be prohibited from seeking adequate protection in the form of periodic payments to the extent that any Secured Party of any other Class is receiving such payments or objecting to any DIP Financing or use of cash collateral on the basis that any Secured Party of the other Class is receiving such payments (but the Secured Parties of such Class are not).

SECTION 2.07. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the Obligations of either Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar Federal, state or foreign law), then the terms and conditions of Article II shall be fully applicable thereto until all the Obligations of such Class shall again have been paid in full in cash.

SECTION 2.08. Insurance and Condemnation Awards. As between the Secured Parties, the Authorized Representatives have the exclusive right, subject to the rights of the Grantors under the Security Documents, to settle and adjust claims in respect of Shared Collateral under policies of insurance covering or constituting Shared Collateral and to approve any award granted in any condemnation or similar proceedings and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Shared Collateral; provided that (i) any Proceeds arising therefrom shall be subject to Section 2.01(b) and (ii) neither Authorized Representative shall settle and adjust any such claims or approve any such award granted without the consent and approval of the other Authorized Representative.

SECTION 2.09. Refinancings. The Obligations of either Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of any Secured Party of the other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided that nothing in this paragraph shall affect any limitation on any such Refinancing that is set forth in the Credit Documents of any such other Class; and provided, further, that, if any obligations of the Grantors in respect of such Refinancing indebtedness shall be secured by Liens on any Shared Collateral, then (a) the Borrowers shall provide written notice of such Refinancing to the other Class of Secured Parties pursuant to Article VI and (b) such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement and the Successor Authorized Representative of the holders of any such Refinancing indebtedness shall have executed an Authorized Representative Joinder Agreement.

SECTION 2.10. Possessory Agent as Gratuitous Bailee for Perfection. (a) The Credit Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Secured Party (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the New York UCC) and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case subject to the terms and conditions of this Section. Pending delivery to the Credit Agreement Collateral Agent, the Term Loan Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral from time to time in its possession as gratuitous bailee for the benefit of each other Secured Party, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case subject to the terms and conditions of this Section.

(b) Each Authorized Representative shall have no obligation whatsoever to the other Secured Parties to ensure that any Shared Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section. The duties or responsibilities of each Authorized Representative under this Section shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties therein.

(c) If the Credit Agreement Obligations are Refinanced, upon the Discharge of the Credit Agreement Obligations, the existing Credit Agreement Collateral Agent shall transfer all Shared Collateral constituting Possessory Collateral to the Successor Authorized Representative upon its execution and delivery of an Authorized Representative Joinder Agreement pursuant to which it has agreed to undertake the obligations of the Credit Agreement Collateral Agent under this Agreement. Pending delivery of such Possessory Collateral to the Successor Authorized Representative, the existing Credit Agreement Collateral Agent agrees to continue to hold all such Collateral as gratuitous bailee for the benefit of each Secured Party solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the applicable Security Documents, notwithstanding the Discharge of the Credit Agreement Obligations.

(d) Each Authorized Representative agrees, for itself and its Related Secured Parties, that if the other Authorized Representative is exercising its rights and remedies to enforce its security interest or realize upon any Shared Collateral (such Authorized Representative exercising its rights and remedies, the “Exercising Representative”), it shall promptly, and in any event within 2 Business Days, transfer to the Exercising Representative upon its request any Possessory Collateral in its possession, the possession of which the Exercising Representative must have in order to enforce its security interest or realize upon such Shared Collateral.

(e) No Authorized Representative, acting pursuant to this Section, shall have, by reason of the Security Documents, this Agreement or any other document, a fiduciary relationship in respect of any Secured Party, and each Secured Party hereby waives and releases each Authorized Representative from all claims and liabilities arising pursuant to such Authorized Representative’s role under this Section as gratuitous bailee with respect to the Possessory Collateral.

ARTICLE III

Determinations with Respect to Obligations and Liens

Whenever, in connection with the exercise of its rights or the performance of its obligations hereunder, the Authorized Representative of a Class shall be required to determine the existence or amount of any Obligations of the other Class, or the Shared Collateral subject to any Lien securing the Obligations of the other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Authorized Representative of such Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding such request, the Authorized Representative of the applicable Class shall refuse to provide, or fail to reasonably promptly provide, the requested information, the requesting Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of a Responsible Officer of the Borrower Representative. Each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action taken or not taken pursuant thereto.

ARTICLE IV

Concerning the Authorized Representatives

SECTION 4.01. Authority. Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that each Authorized Representative shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Security Documents, without regard to any rights, remedies or powers to which the Related Secured Parties of the other Authorized Representative would otherwise be entitled as a result of their Secured Obligations. Without limiting the foregoing, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that neither Authorized Representative or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Obligations), in any manner that would maximize the return to the other Authorized Representative and its Related Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of Proceeds actually received by the other Authorized Representative and its Related Secured Parties from such realization, sale, disposition or liquidation. Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, waives any claim it may now or hereafter have against the other Authorized Representative or any Secured Party of the other Class arising out of (a) any actions that such Authorized Representative or Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale or other disposition of, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) in accordance with the Security Documents or any other agreement related thereto or to the collection of the Class of Obligations for which it is the Authorized Representative or the valuation, use, protection or release of any security for such Obligations, (b) any election by such Authorized Representative or Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (c) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of or order granted pursuant to any other Bankruptcy Law by, any Borrower or any of the Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, neither Authorized Representative shall accept any Shared Collateral in full or partial satisfaction of any Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, or any similar provision of any other personal property security laws in any other jurisdiction, without the consent of the other Authorized Representative representing Secured Parties for whom such Collateral constitutes Shared Collateral.

SECTION 4.02. Rights as a Secured Party. Each Person serving as an Authorized Representative hereunder shall have the same rights and powers in its capacity as a Secured Party of a Class as any other Secured Party of such Class and may exercise the same as though it were not an Authorized Representative, and the term “Secured Party”, “Secured Parties”, “Credit Agreement Secured Party”, “Credit Agreement Secured Parties”, “Term Loan Agreement Secured Party”, or “Term Loan Agreement Secured Parties”, as applicable, shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Authorized Representative hereunder in its individual capacity. Each Person serving as an Authorized Representative and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate as if such Person were not an Authorized Representative hereunder and without any duty to account therefor to any other Secured Party.

SECTION 4.03. Exculpatory Provisions. Neither Authorized Representative shall have any duties or obligations except those expressly set forth herein and in the other Security Documents. Without limiting the generality of the foregoing, neither Authorized Representative:

(i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;

(ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Security Documents that such Authorized Representative is required to exercise; provided that neither Authorized Representative shall be required to take any action that, in its opinion or in the opinion of its counsel, may expose such Authorized Representative to liability or that is contrary to any Security Document (as modified by this Agreement) or applicable law;

(iii) shall, except as expressly set forth in this Agreement and in the Security Documents, have any duty to disclose, and neither Authorized Representative shall be liable for the failure to disclose, any information relating to any Borrower or any Subsidiary or any of its other Affiliates that is communicated to or obtained by the Person serving as an Authorized Representative or any of its Affiliates in any capacity;

(iv) shall be liable for any action taken or not taken by it (A) in the absence of its own gross negligence or willful misconduct or (B) in reliance on a certificate of a Responsible Officer of the Borrower Representative stating that such action is permitted by the terms of this Agreement;

(v) shall be deemed to have knowledge of any Default or Event of Default under any Secured Documents of the other Class unless and until notice describing such Default or Event of Default is given to such Authorized Representative by the Authorized Representative of such other Class or a Borrower; and

(vi) shall be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any Security Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any Security Document or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the Security Documents, (E) the value or the sufficiency of any Collateral for Obligations of any Class or (F) the satisfaction of any condition set forth in any Credit Document, other than to confirm receipt of items expressly required to be delivered to such Authorized Representative.

SECTION 4.04. Reliance by the Authorized Representatives. Each Authorized Representative shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Authorized Representative shall also be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person. Each Authorized Representative may consult with legal counsel (who may be counsel for the Borrowers, any other Grantor or either Authorized Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05. Delegation of Duties. Each Authorized Representative may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by such Authorized Representative. Each Authorized Representative and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of such Authorized Representative and any such sub-agent, and shall apply to their respective activities as an Authorized Representative.

SECTION 4.06. Collateral Matters.

(a) Each of the Secured Parties irrevocably authorizes each Authorized Representative, at its option and in its discretion:

(i) to release any Lien on any property granted to or held by either Authorized Representative under any Security Document in accordance with Sections 2.03 and 2.05 or upon receipt of a certificate of a Responsible Officer of the Borrower Representative stating that such release is permitted by the terms of the Credit Documents; and

(ii) to release any Grantor from its obligations under the Security Documents upon receipt of a certificate of a Responsible Officer of the Borrower Representative stating that such release is permitted by the terms of the Credit Documents.

(b) Neither Authorized Representative shall accept any Collateral for its benefit and/or the benefit of its Related Secured Parties that is not also provided as Collateral for the benefit of the other Authorized Representative and/or its Related Secured Parties other than, in the case of the Credit Agreement Collateral Agent, the Excluded Collateral.

ARTICLE V

No Reliance; No Liability

SECTION 5.01. No Reliance; Information. Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges that (a) such Authorized Representative and its Related Secured Parties have, independently and without reliance upon the other Authorized Representative or any of its Related Secured Parties, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Credit Documents to which they are party and (b) such Authorized Representative and its Related Secured Parties will, independently and without reliance upon the other Authorized Representative or any of its Related Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Credit Document to which they are party. The Authorized Representative or Secured Parties of a Class shall have no duty to disclose to any Secured Party of the other Class any information relating to any Borrower or any Subsidiary, or any other circumstance bearing upon the risk of nonpayment of any of the Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Authorized Representative or any Secured Party of a Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Authorized Representative or any Secured Party of the other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 5.02. No Warranties or Liability. (a) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that no Authorized Representative or any Secured Party of the other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Authorized Representative and the Secured Parties of each Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them.

(b) No Authorized Representative or Secured Party of a Class shall have any express or implied duty to the Authorized Representative or any Secured Party of the other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a Default or an Event of Default under any Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

ARTICLE VI

Refinanced Obligations

The Borrowers may, at any time and from time to time, subject to any limitations contained in the Credit Documents in effect at such time, Refinance the Credit Agreement Obligations or the Term Loan Agreement Obligations, which Obligations are, or are to be, secured by Liens on any assets of any Borrower or any other Subsidiary, by delivering to each a certificate of a Responsible Officer of the Borrower Representative:

(a) identifying the Class of Obligations being Refinanced, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(b) setting forth the Refinancing Debt Documents under which such Class of Obligations are being Refinanced, or the guarantees of or Liens securing such Class of Obligations are, or are to be, created, and attaching copies of such Refinancing Debt Documents as each Grantor has executed and delivered to the Person that (i) is the Secured Party with respect to such Class of Obligations or (ii) serves as the administrative agent, trustee or a similar representative for the holders of such Obligations (such Person being referred to as the “Successor Authorized Representative”) with respect to such Class of Obligations on the closing date of such Class of Obligations, certified as being true and complete by a Responsible Officer of the Borrower Representative;

(c) identifying the Person that is the Successor Authorized Representative;

(d) certifying that the Refinancing, the creation of the Liens securing such Credit Agreement Obligations or Term Loan Obligations, as applicable, do not violate or result in a default under Section 2.03(b) of this Agreement or any other provision of the Credit Documents in effect at such time;

(e) certifying that the Refinancing Debt Documents authorize the Successor Authorized Representative to become a party hereto by executing and delivering an Authorized Representative Joinder Agreement and provide that upon such execution and delivery, such Credit Agreement Obligations or Term Loan Obligations, as applicable, that are Refinanced and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(f) attaching a fully completed Authorized Representative Joinder Agreement executed and delivered by the Successor Authorized Representative.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. Any notice or other communications herein required or permitted shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a) if to any Grantor, to it (or, in the case of any Grantor other than a Borrower, to it in care of the Borrower Representative) at LEXINGTON REALTY TRUST, One Penn Plaza, Suite 4015, New York, new York 10119, Attention of Patrick Carroll (Facsimile No.: (212) 594-6600) with a copy to: Post Heymann & Koffler LLP, Two Jericho Plaza, Wing A, Jericho, New York 11753, Attention of David J. Heymann, Esquire (Facsimile No.: (516) 433-2777);

(b) if to the Credit Agreement Collateral Agent, to it at KEYBANK NATIONAL ASSOCIATION, 225 Franklin Street, Boston, Massachusetts 02110, Attention of Jeffry M. Morrison (Facsimile No.: (704) 385-6293); and

(c) if to the Term Loan Agreement Collateral Agent, to it at WELLS FARGO BANK, NATIONAL ASSOCIATION, 301 South College Street, Charlotte, North Carolina 28288, Attention of D. Brian Gregory, (Facsimile No.: (704) 383-6228); and

(d) if to any Successor Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.

SECTION 7.02.  Waivers; Amendment; Joinder Agreements.  (a)  No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be amended, modified, terminated or waived except pursuant to an agreement or agreements in writing entered into by each Authorized Representative then party hereto; provided that no such agreement shall by its terms amend, modify, terminate, waive or otherwise affect the rights or obligations of any Grantor without the Borrowers’ prior written consent; provided, further, that (i) without the consent of any party hereto, (A) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 7.13 and (B) this Agreement may be supplemented by an Authorized Representative Joinder Agreement, and a Successor Authorized Representative may become a party hereto, in accordance with Article VI, and (ii) in connection with any Refinancing of Obligations of either Class, the Authorized Representatives, the Borrowers and the Grantors may enter into (and are hereby authorized to enter into without the consent of any other Secured Party) such amendments or modifications of this Agreement as (A) are reasonably necessary to reflect such Refinancing or (B) are otherwise reasonably satisfactory and acceptable to the Authorized Representatives, the Borrowers and the Grantors (it being understood and agreed that no such amendment or modification shall alter in any adverse respect the rights of the Secured Parties of any Class to receive distributions in respect of Obligations of such Class pursuant to Section 2.01(b) as compared to the comparable rights of the Secured Parties of any other Class).

SECTION 7.03.  Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 7.04.  Effectiveness; Survival.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.  All representations, warranties and agreements made herein by any party shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery hereof.  This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against any Borrower or any Subsidiary.

SECTION 7.05.  Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower Representative and each of the Authorized Representatives.

SECTION 7.06.  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.07.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 7.08.  Submission to Jurisdiction Waivers; Consent to Service of Process.  All judicial proceedings brought against any party hereto arising out of or relating to this Agreement and the Security Documents, or for recognition and enforcement of any judgment in respect thereof, may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York.  By executing and delivering this Agreement, each Authorized Representative, for itself and on behalf of its Related Secured Parties, irrevocably:

(a)  accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(b)  waives any defense of forum non conveniens;

(c)  agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 7.01;

(d)  agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect;

(e)  agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to serve process in any other manner permitted by law or to bring proceedings against any other party hereto (or any Secured Party) in the courts of any other jurisdiction; and

(f)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

SECTION 7.09.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7.10.  Headings.  Article and Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 7.11.  Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement (including Section 2.05 hereof) and the provisions of any of the other Credit Documents, the provisions of this Agreement shall control.

SECTION 7.12.  Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another.  Except as expressly provided in this Agreement, none of the Borrowers, any other Grantor, any Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Borrowers, Grantors or  the Subsidiaries may rely on the terms hereof.  Nothing in this Agreement is intended to or shall impair the obligations of any Borrower or any other Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 7.13.  Additional Grantors.  In the event any Subsidiary of any Borrower shall have granted a Lien on any of its assets to secure any Obligations, the Borrowers shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”.  Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein.  The execution and delivery of any such instrument shall not require the consent of any other party hereto.  The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.14.  Integration.  This Agreement, together with the other Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Grantor, the Authorized Representatives or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 7.15.  Further Assurances.  Each of the Authorized Representatives and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which either Authorized Representative may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

SECTION 7.16.  Termination.  Upon the earlier of (a) the Release Date and (b) the indefeasible payment and performance in full of the Credit Agreement Obligations and/or the Term Loan Agreement Obligations, in each case, after giving effect to any Refinancing thereof effected in accordance with Article VI of this Agreement that is secured by a Lien on the Shared Collateral, this Agreement shall terminate without further action on the part of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

KEYBANK NATIONAL ASSOCIATION,
as the Credit Agreement Collateral Agent

By:	/s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Term Loan Agreement Collateral Agent

By:	/s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

GRANTORS:

LEXINGTON REALTY TRUST

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Executive Vice President

LEXINGTON ACQUIPORT COMPANY, LLC
LEXINGTON DUNCAN MANAGER LLC
LEXINGTON MLP WESTERVILLE MANAGER LLC
LEXINGTON LAC LENEXA GP LLC
LEXINGTON COLUMBUS GP LLC
LEX WESTERVILLE GP LLC
LEX ROCK HILL GP LLC
LEXINGTON ALLEN MANAGER LLC

Each By: Lexington Realty Trust, its sole member

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Executive Vice President

ACQUIPORT 550 MANAGER LLC
ACQUIPORT 600 MANAGER LLC
ACQUIPORT WINCHESTER MANAGER LLC

Each By: Lexington Acquiport Company, LLC, its sole member

By: Lexington Realty Trust, its sole member

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEX GP-1 TRUST

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signatures Continued on Next Page]

[Signature page to Intercreditor Agreement]

LEPERCQ CORPORATE INCOME FUND L.P.

By: Lex GP-1 Trust, its sole general partner

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By: Lex GP-1 Trust, its sole general partner

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By:	Lepercq Corporate Income Fund II L.P.,
its sole general partner

By: Lex GP-1 Trust, its sole general partner

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON BRISTOL GP LLC
LEXINGTON DULLES MANAGER LLC

Each By:	Phoenix Hotel Associates Limited Partnership,
its sole member

	By:	Lepercq Corporate Income Fund II L.P.,
its sole general partner

By: Lex GP-1 Trust, its sole general partner

			By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signatures Continued on Next Page]

[Signature page to Intercreditor Agreement]

LEXINGTON FLORENCE MANAGER LLC
LEXINGTON FORT STREET TRUSTEE LLC
LEXINGTON HONOLULU MANAGER LLC
LEXINGTON SOUTHFIELD LLC
LEXINGTON TOY TRUSTEE LLC
LEXINGTON OLIVE BRANCH MANAGER LLC
LEXINGTON LAKE FOREST MANAGER LLC
LEXINGTON WALLINGFORD MANAGER LLC
LEXINGTON HIGH POINT MANAGER LLC
LEXINGTON COLLIERVILLE MANAGER LLC
LEXINGTON LOUISVILLE MANAGER LLC

Each By: Lepercq Corporate Income Fund L.P., its sole member

By: Lex GP-1 Trust, its sole general partner

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON SHELBY GP LLC
LEXINGTON TAMPA GP LLC

Each By:	Lepercq Corporate Income Fund II L.P.,
its sole member

By: Lex GP-1 Trust, its sole general partner

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEX GP HOLDING LLC

By: MLP Manager Corp., its sole manager

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signatures Continued on Next Page]

[Signature page to Intercreditor Agreement]

NEWKIRK ALTENN GP LLC
NEWKIRK AVREM GP LLC
NEWKIRK BASOT GP LLC
NEWKIRK CAROLION GP LLC
NEWKIRK CLIFMAR GP LLC
NEWKIRK DALHILL GP LLC
NEWKIRK ELWAY GP LLC
NEWKIRK GERSANT GP LLC
NEWKIRK JACWAY GP LLC
NEWKIRK JLE WAY GP LLC
NEWKIRK JOHAB GP LLC
NEWKIRK LANMAR GP LLC
NEWKIRK LIROC GP LLC
NEWKIRK ORPER GP LLC
NEWKIRK SABLEMART GP LLC
NEWKIRK SALISTOWN GP LLC
NEWKIRK SUNWAY GP LLC
NEWKIRK SUPERWEST GP LLC
NEWKIRK WALANDO GP LLC
NEWKIRK WASHTEX GP LLC

Each By: MLP Manager Corp., its sole manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON ACQUIPORT SIERRA LLC

By: Acquiport Sierra Manager Corp., its sole manager

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEX-PROPERTY HOLDINGS LLC

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signatures Continued on Next Page]

[Signature page to Intercreditor Agreement]

NK-ODW/COLUMBUS PROPERTY MANAGER LLC
NK-LUMBERTON PROPERTY MANAGER LLC
NK-CINN HAMILTON PROPERTY MANAGER LLC

Each By: Lex-Property Holdings LLC, its sole member

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LSAC OPERATING PARTNERSHIP L.P.

By: LSAC General Partner LLC, its sole general partner

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LSAC CROSSVILLE MANAGER LLC

By: LSAC Operating Partnership L.P., its sole member

By: LSAC General Partner LLC, its sole general partner

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LXP I, L.P.

By: LXP I Trust, its sole general partner

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON REALTY ADVISORS, INC.

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signatures Continued on Next Page]

[Signature page to Intercreditor Agreement]

LEXINGTON WAXAHACHIE MANAGER LLC

By: Lexington Realty Advisors, Inc., its sole member

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

LEXINGTON DURHAM INC.

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

NEWKIRK MLP UNIT LLC

By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

MLP UNIT PLEDGE GP LLC

By: Newkirk MLP Unit LLC, its sole member

	By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

MLP UNIT PLEDGE L.P.

By: MLP Unit Pledge GP LLC, its sole general partner

By: Newkirk MLP Unit LLC, its sole member

		By:	/s/ Joseph S. Bonventre
Name: Joseph S. Bonventre
Title: Vice President

[Signature page to Intercreditor Agreement]

SCHEDULE 1

Initial Grantors

1.	Acquiport 550 Manager LLC
2.	Acquiport 600 Manager LLC
3.	Acquiport Winchester Manager LLC
4.	Lepercq Corporate Income Fund II L.P.
5.	Lepercq Corporate Income Fund L.P.
6.	Lex GP -1 Trust
7.	Lex GP Holding LLC
8.	Lex Rock Hill GP LLC
9.	Lex Westerville GP LLC
10.	Lexington Acquiport Company, LLC
11.	Lexington Acquiport Sierra LLC
12.	Lexington Allen Manager LLC
13.	Lexington Bristol GP LLC
14.	Lexington Collierville Manager LLC
15.	Lexington Columbus GP LLC
16.	Lexington Dulles Manager LLC
17.	Lexington Duncan Manager LLC
18.	Lexington Durham, Inc.
19.	Lexington Florence Manager LLC
20.	Lexington Fort Street Trustee LLC
21.	Lexington High Point Manager LLC
22.	Lexington Honolulu Manager LLC
23.	Lexington LAC Lenexa GP LLC
24.	Lexington Lake Forest Manager LLC
25.	Lexington Louisville Manager LLC
26.	Lexington MLP Westerville Manager LLC
27.	Lexington Olive Branch Manager LLC
28.	Lexington Realty Advisors, Inc.
29.	Lexington Realty Trust
30.	Lexington Shelby GP LLC
31.	Lexington Southfield LLC
32.	Lexington Tampa GP LLC
33.	Lexington Toy Trustee LLC
34.	Lexington Wallingford Manager LLC
35.	Lexington Waxahachie Manager LLC
36.	Lex-Property Holdings LLC
37.	LSAC Crossville Manager LLC
38.	LSAC Operating Partnership L.P.
39.	LXP I, L.P.
40.	MLP Unit Pledge GP LLC
41.	MLP Unit Pledge L.P.
42.	Newkirk Altenn GP LLC
43.	Newkirk Avrem GP LLC
44.	Newkirk Basot GP LLC

45.	Newkirk Carolion GP LLC
46.	Newkirk Clifmar GP LLC
47.	Newkirk Dalhill GP LLC
48.	Newkirk Elway GP LLC
49.	Newkirk Gersant GP LLC
50.	Newkirk Jacway GP LLC
51.	Newkirk JLE Way GP LLC
52.	Newkirk Johab GP LLC
53.	Newkirk Lanmar GP LLC
54.	Newkirk Liroc GP LLC
55.	Newkirk MLP Unit LLC
56.	Newkirk Orper GP LLC
57.	Newkirk Sablemart GP LLC
58.	Newkirk Salistown GP LLC
59.	Newkirk Sunway GP LLC
60.	Newkirk Superwest GP LLC
61.	Newkirk Walando GP LLC
62.	Newkirk Washtex GP LLC
63.	NK-CINN Hamilton Property Manager LLC
64.	NK-Lumberton Property Manager LLC
65.	NK-ODW/Columbus Property Manager LLC
66.	Phoenix Hotel Associates Limited Partnership

EXHIBIT I

[FORM OF] AUTHORIZED REPRESENTATIVE AGENT JOINDER AGREEMENT NO. [●] dated as of [●] (this “Joinder Agreement”), to the INTERCREDITOR AGREEMENT, dated as of January 13, 2012 (the “Intercreditor Agreement”), LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P. a limited partnership formed under the laws of the State of Delaware (“LEPERCQ Fund”), and LEPERCQ CORPORATE INCOME FUND II L.P. a limited partnership formed under the laws of the State of Delaware (“LEPERCQ Fund II”; together with the Trust and LEPERCQ Fund, each individually a “Borrower” and collectively, the “Borrowers”), the other GRANTORS (as defined below) party hereto, KEYBANK NATIONAL ASSOCIATION, as the Authorized Representative for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authorized Representative for the Term Loan Agreement (in such capacity, the “Term Loan Agreement Collateral Agent”) and each SUCCESSOR AUTHORIZED REPRESENTATIVE from time to time party thereto.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The Borrower and the other Grantors propose to Refinance the [Credit Agreement Obligations] [Term Loan Obligations].  The Person identified in the signature pages hereto as the “Successor Authorized Representative” (the “Successor Authorized Representative”) will (a) be the Secured Party with respect to the [Credit Agreement Obligations] [Term Loan Obligations] that are Refinanced or (b) serve as the administrative agent, trustee or a similar representative for the holders of the such Obligations.

The Successor Authorized Representative wishes, in accordance with the provisions of the Intercreditor Agreement, to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of its Related Secured Parties, the rights and obligations of the [Credit Agreement Collateral Agent] [Term Loan Agreement Collateral Agent] and its Related Secured Parties thereunder.

Accordingly, the Successor Authorized Representative, for itself and on behalf of the holders of the obligations under the Refinancing Debt Documents, and the Borrowers agree as follows, for the benefit of the existing Authorized Representative and the existing Secured Parties:

SECTION 1.01.  Accession to the Intercreditor Agreement.   The Successor Authorized Representative hereby (a) accedes and becomes a party to the Intercreditor Agreement as the [Credit Agreement Collateral Agent] [Term Loan Agreement Collateral Agent] (b) agrees, for itself and on behalf of holders of the obligations under the Refinancing Debt Documents, to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that (i) for all purposes of the Intercreditor Agreement, the [Credit Agreement Obligations] [Term Loan Obligations] will be deemed not to have been Discharged, and the obligations under the Refinancing Debt Documents shall be [Credit Agreement Obligations] [Term Loan Obligations], (iii) the Liens on any Collateral securing the obligations under the Refinancing Debt Documents shall be subject to the provisions of the Intercreditor Agreement and (iv) the Successor Authorized Representative and the holders of the obligations under the Refinancing Debt Documents shall have the rights and obligations specified under the Intercreditor Agreement with respect to the [Credit Agreement Collateral Agent] [Term Loan Agreement Collateral Agent] or a “Related Secured Party” thereof, and shall be subject to and bound by the provisions of the Intercreditor Agreement.  The Intercreditor Agreement is hereby incorporated by reference.

SECTION 1.02.  Representations and Warranties of the Successor Authorized Representative.  The Successor Authorized Representative represents and warrants to the existing Authorized Representative and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Successor Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Refinancing Debt Documents relating to the [Credit Agreement Obligations] [Term Loan Obligations] provide that, upon the Successor Authorized Representative’s execution and delivery of this Joinder Agreement, (i) the [Credit Agreement Obligations] [Term Loan Obligations] and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Successor Authorized Representative its Related Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Intercreditor Agreement.

SECTION 1.03.  Parties in Interest.  This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 1.04.  Counterparts.  This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Joinder Agreement by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Joinder Agreement signed by all the parties shall be lodged with the Borrower and each Authorized Representative.

2

SECTION 1.05.  GOVERNING LAW.  THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 1.06.  Notices.  Any notice or other communications herein required or permitted shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement.  Any notice or other communications hereunder to the Successor Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 7.01 to the Intercreditor Agreement.

SECTION 1.07.  Expenses.  The Borrowers agree jointly and severally to pay promptly each Authorized Representative, including the Successor Authorized Representative, for its reasonable and documented costs and expenses incurred in connection with this Joinder Agreement, including the reasonable fees, expenses and disbursements of counsel for any of the Authorized Representatives.

SECTION 1.08.  Incorporation by Reference.  The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

SECTION 1.09.

 IN WITNESS WHEREOF, the Successor Authorized Representative and the Borrowers have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[●], as Successor Authorized Representative,

by

Name:
Title:

Address for notices:

attention of:

Facsimile:

3

Acknowledged by:

LEXINGTON REALTY TRUST

By:
Name:
Title:

LEPERCQ CORPORATE INCOME FUND L.P.
LEPERCQ CORPORATE INCOME FUND II L.P.

By:	LEX GP-1 Trust, sole general partner

By:
Name:
Title:

4

EXHIBIT II

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [●], dated as of [●] (this “Joinder Agreement”), to the INTERCREDITOR AGREEMENT, dated as of January 13, 2012 (the “Intercreditor Agreement”), LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P. a limited partnership formed under the laws of the State of Delaware (“LEPERCQ Fund”), and LEPERCQ CORPORATE INCOME FUND II L.P. a limited partnership formed under the laws of the State of Delaware (“LEPERCQ Fund II”; together with the Trust and LEPERCQ Fund, each individually a “Borrower” and collectively, the “Borrowers”), the other GRANTORS (as defined below) party hereto, KEYBANK NATIONAL ASSOCIATION, as the Authorized Representative for the Credit Agreement Secured Parties (in such capacity, the “Credit Agreement Collateral Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authorized Representative for the Term Loan Agreement (in such capacity, the “Term Loan Agreement Collateral Agent”) and each SUCCESSOR AUTHORIZED REPRESENTATIVE from time to time party thereto.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

[●], a [●] [corporation] and a Subsidiary (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure Obligations, and such Additional Grantor is not a party to the Intercreditor Agreement.

The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder.  The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Authorized Representatives and the Secured Parties:

SECTION 1.01.  Accession to the Intercreditor Agreement.  The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a “Grantor”, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that the Additional Grantor shall have the rights and obligations specified under the Intercreditor Agreement with respect to a “Grantor”, and shall be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 1.02.  Representations and Warranties of the Additional Grantor.  The Additional Grantor represents and warrants to the Authorized Representatives and the Secured Parties that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 1.03.  Parties in Interest.  This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 1.04.  Counterparts.  This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Joinder Agreement by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Joinder Agreement signed by all the parties shall be lodged with the Borrower Representative and each Authorized Representative.

SECTION 1.05.  GOVERNING LAW.  THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 1.06.  Notices.  Any notice or other communications herein required or permitted shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement.

SECTION 1.07.  Expenses.  The Grantor agrees to pay promptly each of the Authorized Representatives for its reasonable and documented costs and expenses incurred in connection with this Joinder Agreement, including the reasonable fees, expenses and disbursements of counsel for each of the Authorized Representatives.

SECTION 1.08.  Incorporation by Reference.  The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

2

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY],

by

Name:
Title:

3